SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                June 11, 2004

                      (Date of earliest event reported)

                         Command Security Corporation

            (Exact name of registrant as specified in its charter)

          New York                     0-18684                 14-1626307
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

Lexington Park, Lagrangeville, New York                           12540
(Address of principal executive offices)                       (Zip Code)


                                (845) 454-3703
             (Registrant's telephone number, including area code)

                                Not Applicable
             (Former name, former address and former fiscal year,
                        if changed since last report)


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Item 1-Item 4. Not Applicable.

Item 5.        Other Events.

As reported by the Company in its 8-K filed on April 9, 2004, Command President and CEO William C. Vassell filed a complaint in the United States District Court Southern District of New York (Case No. 04 Civ. 2657 (CM) ECF
CASE) seeking a determination that Mr. Vassell's right of first refusal under the Shareholder Agreement between Reliance Security Group, plc ("Reliance"), Mr. Vassell and Command (filed as Exhibit 99.19 of the Form 8-K filed September 27, 2000 [and incorporated herein by reference],) was violated by Reliance.

As reported by Reliance Security Group, plc ("Reliance") in its 8-K
Amendment No. 3 to Schedule 13D filed April 28, 2004, Reliance entered into a stock purchase agreement, dated as of April 23, 2004, with GCM Security Partners, LLC ("GCM") (filed as an exhibit to such 8-K [and hereby incorporated by reference]), for the sale of all Reliance's shares and warrants in Command (the "Reliance Shares") for an aggregate purchase price of $2,850,000 (the "Stock Purchase Agreement"). Reliance and GCM subsequently informed the Company that the closing of the sale occurred on May 21, 2004.

On June 1, 2004, Mr. Vassell filed an Amended Complaint in the above matter. The Amended Complaint seeks to add GCM as a defendant and requests that the court preliminarily and permanently enjoin Command from registering the transfer of Reliance Shares to GCM. GCM filed an answer to the Amended Complaint on June 8, 2004 asserting affirmative defenses and counterclaiming against Mr. Vassell and Command board members Gregory Miller and Peter Nekos.

On June 9, 2004 the court issued a Scheduling Order calling for the parties to file motions for summary judgment to be argued at a hearing on June 17, 2004. The Scheduling Order states that the court expects to rule at or immediately following the June 17 hearing. In light of the anticipated expedited disposition of the claims before the court the Company will await the court's ruling before taking any action with regard to the Reliance/GCM transaction. Accordingly, the Company has not made a determination that a change of control has occurred and will refrain from stating so until the litigation is resolved.

Item 6.        Not Applicable.

Item 7.        Not Applicable.

Item 8.        Not Applicable.

Item 9.        Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Command Security Corporation

                                 By:   /s/ Gordon Robinett
                                       -----------------------
                                       Gordon Robinett
                                       Chief Financial Officer

Date: June 11, 2004